Exhibit 24

DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint James J. Loch and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Ronald E. Konezny
Ronald E. Konezny

Exhibit 24
DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and James J. Loch, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Satbir Khanuja
Satbir Khanuja

Exhibit 24
DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and James J. Loch, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Christopher D. Heim
Christopher D. Heim

Exhibit 24
DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and James J. Loch, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Hatem H. Naguib
Hatem H. Naguib

Exhibit 24
DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and James J. Loch, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Sally J. Smith
Sally J. Smith

Exhibit 24
DIGI INTERNATIONAL INC.

Power of Attorney

The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and James J. Loch, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2020, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of November, 2020.

/s/ Spiro C. Lazarakis
Spiro C. Lazarakis